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                      FIRST AMENDMENT TO ESCROW AGREEMENT

         This First Amendment to Escrow Agreement (the "Amendment") is dated as of October 30, 2004, by and between Anza Capital, Inc., a Nevada corporation ("Anza"), Peter and Irene Gauld, individuals (collectively referred to as "Gauld"), and Joseph B. LaRocco, Esq. (the "Agent"). Each of Anza and Gauld shall be referred to as a "Party" and collectively as the "Parties."

                                    RECITALS

         WHEREAS, the Parties and the Agent are parties to that certain Escrow Agreement dated as of September 17, 2004 (the "Original Agreement");

         WHEREAS, the Parties and Agent desire to amend the Original Agreement as set forth herein;

         NOW, THEREFORE, for good and adequate consideration, the receipt of which is hereby acknowledged, the Parties and Agent agree as follows:

         1. Section 1.02(c) of the Original Agreement is hereby restated in its entirety as follows:

                  "(c) (i) Upon the receipt of a notice of termination from either Party, other than a notice of termination set forth in subsection (c)(ii) hereof, notifying the Agent that that certain Securities Purchase Agreement by and between Anza and Gauld has been terminated, the Agent shall release the Escrowed Property then in its possession in accordance with Section 1.02(d) below; (ii) however, notwithstanding the foregoing, upon the receipt of a notice of termination from Anza, and after conveying said notice to Gauld and giving Gauld ten (10) business days to deliver a notice of termination to Agent as set forth in subsection (c)(i) hereof, then the Agent shall release all of the TQ Shares then in its possession to Anza, and any of the Anza Shares then in its possession to Gauld."

         2. Other than as set forth herein, the terms and conditions of the Original Agreement shall remain in full force and effect.

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         IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first written above.

"Anza"                                                   "Gauld"

Anza Capital, Inc.,
a Nevada corporation

/s/ Vincent Rinehart                                     /s/ Peter Gauld
-----------------------------                            ----------------------
By:      Vince Rinehart                                  Peter Gauld
Its:     President

                                                         /s/ Irene Gauld
                                                         ----------------------
                                                         Irene Gauld
"Agent"

/s/ Joseph B. LaRocco
----------------------------
By:  Joseph B. LaRocco, Esq.


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